FIRST AMENDMENT AGREEMENT

                       dated as of December 30, 1994

                                  among

                         DAKA INTERNATIONAL, INC.

                          SUBSIDIARY GUARANTORS

                        THE BANKS SIGNATORY HERETO

                                   and

                      THE CHASE MANHATTAN BANK, N.A.,

                                 as Agent

                        FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of December 30, 1994 among DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"), each of the Subsidiaries of the Borrower which is a signatory hereto (collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"), each of the banks which is a signatory hereto (collectively the "Banks") and THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

WHEREAS, the Borrower, certain of the Subsidiary Guarantors, certain of the Banks and the Agent have entered into that certain Credit Agreement dated as of October 13, 1993 (as amended and restated as of April 29, 1994 and as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Banks have extended credit to the Obligors evidenced by certain Promissory Notes dated October 13, 1993 (as amended and restated on April 1, 1994 and as in effect prior to the effectiveness of this Agreement, the "Existing Notes," and, as amended and restated by this Agreement, the "Amended Notes") issued by the Borrower and guarantied by the Subsidiary Guarantors;

WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have agreed to enter into this Agreement and the Borrower has agreed to issue the Amended Notes to provide for, among other things, an increase in the aggregate Commitments to $50,000,000, modification of certain covenants and definitions contained in the Existing Credit Agreement and consents to certain proposed transactions; and

WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement, the Amended Credit Agreement and the Amended Notes) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

	ARTICLE 1.	AMENDMENTS TO EXISTING AGREEMENTS.

Section 1.01.	Amendments to Existing Credit Agreement.  Each of
the Borrower and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

(a)	The definition of "Commitment" in Section 1.01 of the
Existing Credit Agreement is hereby amended and restated as follows:

"Commitment" means, with respect to each Bank, the obligation of such Bank to make its Loans under this Agreement in the aggregate principal amount following, as such amount may be reduced or otherwise modified from time to time:

	The Chase Manhattan Bank, N.A.: $20,000,000;

	The Chase Manhattan Bank of Connecticut, N.A.: $15,000,000;

	Shawmut Bank, N.A.: $15,000,000;

	Total: $50,000,000.

(b)	The definition of "Consolidated Net Worth" is hereby added
in appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement to read as follows:

"Consolidated Net Worth" means, at any date of determination thereof, the sum of (a) the amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of the Borrower and its Subsidiaries at such date plus (b) Consolidated Subordinated Debt.

(c)	The definition of "Leverage Ratio" in Section 1.01 of the
Existing Credit Agreement is hereby amended to substitute
"Consolidated Net Worth" in place of "Consolidated Tangible Net
Worth".

(d)	The definition of "Margin" in Section 1.01 of the Existing
Credit Agreement is hereby amended to substitute "Tangible
Leverage Ratio" in place of "Leverage Ratio."

(e)	The definition of "Required Banks" in Section 1.01 of the
Existing Credit Agreement is hereby amended to substitute "66
2/3%" in place of "75%".

(f)	The definition of "Tangible Leverage Ratio" is hereby
added in appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement to read as follows:

"Tangible Leverage Ratio" means, at any time, the ratio of (a) the difference of (i) Consolidated Liabilities minus (ii)
Consolidated Subordinated Debt to (b) Consolidated Tangible Net
Worth, in each case determined at such time.

(g)	The definition of "Termination Date" in Section 1.01 of
the Existing Credit Agreement is hereby amended to substitute
"December 31, 1997" in place of "March 31, 1997".

 (h)	Section 7.09 of the Existing Credit Agreement is hereby
amended to substitute "provided that Champps shall not be required to become a "Subsidiary Guarantor" hereunder until Champps becomes a wholly-owned Subsidiary of any Obligor" in place of the proviso contained at the end of such Section 7.09.

(i)	Section 8.01 of the Existing Credit Agreement is hereby
amended to substitute "Except as otherwise permitted under
Section 8.02, create" in place of "Create".

(j)	Section 8.02 of the Existing Credit Agreement is hereby
amended to add immediately prior to the end of such Section "or guaranties by such Obligor of any obligations of any other Obligor permitted hereunder provided that the aggregate amount of such obligations does not exceed $5,000,000".

(k)	Section 9.03 of the Existing Credit Agreement is hereby
amended to substitute "2.00" in place of "1.45".

(l)	Section 9.04 of the Existing Credit Agreement is hereby
amended to substitute "$75,000,000" in place of "$50,000,000".

(m)	Section 13.05(a) of the Existing Credit Agreement is
hereby amended to substitute "40%" in place of "51%".

(n)	Schedule I, Schedule II and Schedule III to the Existing
Credit Agreement is hereby amended and restated as set forth in
Schedule I, Schedule II and Schedule III hereto, respectively.

(o)	Schedule A to the Security Agreement is hereby amended and
restated as set forth in Schedule IV hereto.

(p)	Exhibit A to the Existing Credit Agreement is hereby
amended and restated as set forth in Exhibit A hereto.


Section 1.02.	Amendment and Restatement of Existing Notes.
Each of the Borrower and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendment and restatement of the Existing Notes, substantially in the form of the Amended Notes set forth in Exhibit A to this Agreement. Such amendment and restatement is incorporated herein by reference as if set forth verbatim in this Agreement.

	ARTICLE 2.	REPRESENTATIONS AND WARRANTIES.

Each of the Obligors hereby represents and warrants that as of the Effective Date:

Section 2.01.	Existing Representations and Warranties.  Each of
the representations and warranties contained in Article 6 of the Existing Credit Agreement, in Article 3 of the Security Agreement, in Article 3 of the Trademark Security Agreement and in Article 3 of the Pledge Agreement are true and correct
(except (w) for in all instances transactions and changes not prohibited by the Amended Credit Agreement, (x) Section 6.05 of the Existing Credit Agreement, (y) an Amended Judgment dated December 5, 1994 in an aggregate amount of $1,710,019.17 plus interest has been entered against the Borrower and Daka, Inc., in favor of Boulevard Associates, the enforcement of which the plaintiff has verbally agreed not to pursue at this time and (z) the executed financing statements delivered pursuant to clause
(c) of Article 3 will be filed subsequent to the Effective Date).

Section 2.02.	No Defaults.  No event has occurred and no
condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

Section 2.03.	Corporate Power and Authority; No Conflicts. The
execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement and the filing of the trademark assignment contemplated by the Trademark Security Agreement), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Obligor; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Obligor is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Obligor; or (f) cause any Obligor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument if such default could reasonably be expected to have a Material Adverse Effect.

Section 2.04.	Legally Enforceable Agreements.  Each Amended
Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

Section 2.05.	Financial Statements.  The consolidated balance
sheet of the Borrower and its Subsidiaries, together with the consolidating balance sheets setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, as at July 2, 1994, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Borrower and its Subsidiaries, together with the consolidating income statements setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, for the fiscal year then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of Deloitte & Touche, independent certified public accountants, and the interim consolidated balance sheet of the Borrower and its Subsidiaries, together with the consolidating balance sheets setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, as at October 1, 1994, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Borrower and its Subsidiaries, together with the consolidating income statements setting forth a minimum of two separate consolidated groups for Daka, Inc, and Fuddruckers, Inc. and their respective Subsidiaries, for the three month period then ended, copies of which have been furnished to each of the Banks, are complete and correct and fairly present the financial condition of the Borrower and its Subsidiaries at such dates and the results of the operations of the Borrower and its Subsidiaries for the periods covered by such statements, all in accordance with GAAP consistently applied. There are no liabilities of the Borrower or any of its Subsidiaries, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP, other than liabilities arising in the ordinary course of business since October 1, 1994. No information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since October 1, 1994, there has been no change which could reasonably be expected to have a Material Adverse Effect.

	ARTICLE 3.	CONDITIONS PRECEDENT.


The effectiveness of this Agreement is subject to the condition precedent that the Agent shall have received on or before January 30, 1995 (the "Effective Date") each of the following, in form and substance satisfactory to the Agent and its counsel:

(a)	counterparts of this Agreement executed by each of the
Borrower, the Subsidiary Guarantors, the Banks and the Agent;

(b)	the Amended Notes executed by the Borrower;

(c)	copies of UCC searches identifying all of the financing
statements on file with respect to each Obligor in all locations listed on Schedule IV;

(d)	evidence that all financing statements to perfect the
Liens created by the Security Agreement in all locations listed on Schedule IV have been executed and delivered;

(e)	ARVI shall have entered into an assumption agreement prior
to the date hereof substantially in the form of Exhibit I to the Existing Credit Agreement;

(f)	all promissory notes held by Fuddruckers, Inc. which have
been issued by ARVI (the "ARVI Notes") shall be in suitable form for transfer by endorsement and delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank;

(g)	certificates of the Secretary or Assistant Secretary of
each of the Obligors, dated the Effective Date, (i) attesting to all corporate action taken by such Obligor, including resolutions of its Board of Directors authorizing the execution, delivery and performance of each of the Amended Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Obligor authorized to sign the Amended Facility Documents to which it is a party and the other documents to be delivered by such Obligor under this Agreement and (iii) verifying that the charter and by-laws of such Obligor attached thereto are true, correct and complete as of the date thereof;

(h)	a certificate of a duly authorized officer of each of the
Obligors, dated the Effective Date, stating that the representations and warranties in Article 2 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

(i)	good standing certificates with respect to each Obligor
ertified by the Secretary of State of its jurisdiction of incorporation, and evidence that each of the Obligors is qualified as a foreign corporation in every other jurisdiction in which it does business where the failure to so qualify could reasonably be expected to have a Material Adverse Effect;

(j)	opinions of Goodwin, Procter & Hoar, outside counsel for
the Obligors, and Sheinfeld, Maley & Kay, special Texas counsel to Viand Restaurants, Inc. and Fuddruckers, Inc., each dated the Effective Date, in substantially the form of Exhibit B and as to such other matters as the Agent or any Bank may reasonably request; and

(k) evidence of the consent of First Capital Corporation of Chicago and Cross Creek Partners I to the incurrence of the obligations of the Obligors hereunder and under the other
Facility Documents.

On the Effective Date, each of the Banks shall surrender to the Borrower the Existing Notes held by it under the Existing Credit
Agreement, in each case marked "Replaced".

	ARTICLE 4.	PLEDGE.

As security for the payment by the Obligors of the Secured Obligations (as defined in the Security Agreement) and the performance by the Obligors of their other obligations and undertakings under this Agreement and under the other Amended Facility Documents, Fuddruckers, Inc. does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Agent in and to the ARVI Notes. Fuddruckers, Inc. hereby agrees to, and does hereby, collaterally assign all of its right, title and interest in and to all collateral granted to it or any other Person as collateral security for the ARVI Notes (and all other documents, instruments and agreements associated therewith) and does hereby agree to execute such further instruments of assignment as may be necessary to effectuate the intention of
Article 4.

	ARTICLE 5.	CONSENTS.

Subject to the satisfaction of the conditions set forth in
Article 3 hereof:

Section 5.01.	FFCA Sale-Leasebacks.  Notwithstanding Section
8.03, Section 8.04, Section 8.05, Section 8.07 and Section 8.11 of the Existing Credit Agreement and Section 3.01(b) of the Security Agreement, each of the Agent and the Banks hereby consents to the proposed purchase and subsequent sale by Fuddruckers, Inc. of 25 newly constructed restaurants to, and the simultaneous leaseback from, Franchise Finance Corporation of America, a Delaware corporation (together with all affiliates and subsidiaries thereof, "FFCA") and the grant by Fuddruckers, Inc. in favor of FFCA of a security interest in the furnishings and equipment located at each such restaurant substantially in accordance with the terms and conditions of the commitment letter dated September 13, 1994 from FFCA to Fuddruckers, Inc. and the November 10, 1994 drafts of the Sale-Leaseback Agreement and Lease between FFCA and Fuddruckers, Inc., copies of which have been furnished to the Banks. Each of the Agent and the Bank hereby agrees that the purchase of any such restaurant subject to such sale-leaseback shall not be counted towards the $12,500,000 annual limitation contained in the definition of "Acceptable Acquisition" in Section 1.01 of the Existing Credit Agreement. Each of the Agent and the Banks hereby agrees to, and does hereby, subordinate their Lien in the furnishings and equipment located at each such restaurant subject to such sale-leaseback and do hereby agree to execute such further instruments and agreements of subordination as may be reasonably necessary to effectuate or evidence the intention of this
Section 5.01.

Section 5.02.	ARVI.  Each of the Agent and the Banks hereby
consents effective as of May 28, 1994 to the deletion of Section
7.10 of the Existing Credit Agreement.

Section 5.03.	Guaranty of ARVI Leases.  Notwithstanding Section
8.01 and Section 8.02 of the Existing Credit Agreement, each of the Agent and the Banks hereby consents to the guaranty by Fuddruckers, Inc. of rental payments owed by ARVI under leases of "Fuddruckers" restaurants which will be or have been entered into in the ordinary course of business.

Section 5.04.	PulseBack.  Notwithstanding Section 8.01 and
Section 8.05 of the Existing Credit Agreement, each of the Agent and the Banks hereby consents effective as of July 31, 1994 to the making of a loan by the Borrower of $75,000 to PulseBack, Inc. and the making of an equity investment of $1 in PulseBack, Inc. in exchange for its common stock.

Section 5.05.	IDM.  Notwithstanding Section 8.07 of the
Existing Credit Agreement, each of the Agent and the Banks hereby consents effective as of March 1, 1994 to the sale by Daka, Inc. of certain pieces of equipment and accounts receivable associated with that certain food service contract transferred to Innovative Dining Management, Inc. ("IDM") in exchange for a note receivable. Notwithstanding Section 8.01 and Section 8.02 of the Existing Credit Agreement, each of the Agent and the Banks hereby consents to the guaranty by the Borrower of the obligations of IDM under a performance bond in an amount not to exceed $200,000.

	ARTICLE 6.	MISCELLANEOUS.


Section 6.01.	Defined Terms.  The terms used herein and not
defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

Section 6.02.	Reaffirmation.  Each of the Obligors acknowledges
that the Liens granted to the Agent under the Security Documents in and to the collateral described therein secures all obligations of each of the Obligors under the Amended Credit Agreement, the Amended Notes and the other Amended Facility Documents, including, without limitation, all liabilities and obligations under the Loans as herein modified and increased.
All references to "Note" or "Notes" in any Facility Document shall be deemed to be to the Amended Notes. All references to "Secured Obligations" in any Facility Document shall be deemed to include all liabilities and obligations under the Loans as herein modified and increased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

Section 6.03.	Nonwaiver.  The terms of this Agreement shall not
operate as a waiver by the Agent or the Banks, or otherwise prejudice the rights, remedies or powers of the Agent or the Banks, under the Amended Facility Documents or under applicable law. Except as expressly provide herein: (a) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (b) the terms and provisions of the Facility Documents shall continue in full force and effect.

Section 6.04.	Amendments and Waivers.  Any provision of this
Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks.

Section 6.05.	Expenses.  Each of the Obligors shall reimburse
the Agent and the Banks on demand for all reasonable costs, expenses, and charges (including, without limitation, reasonable fees and charges of external legal counsel for the Agent and each Bank) incurred by the Agent or the Banks in connection with the preparation, the performance, or enforcement of this Agreement or the other Amended Facility Documents.

Section 6.06.	Notices.  Unless the party to be notified
otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Agent and the Banks shall be effective upon receipt.

Section 6.07.	Table of Contents; Headings.  Any table of
contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

Section 6.08.	Severability.  The provisions of this Agreement
are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Section 6.09.	Counterparts.  This Agreement may be executed in
any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

Section 6.10.	Integration.  The Amended Facility Documents set
forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

SECTION 6.11.	GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF
THE COMMONWEALTH OF MASSACHUSETTS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    					DAKA INTERNATIONAL, INC.


                                    					By ------------------------
					                                    Name:
                                         Title:



                                    					FUDDRUCKERS, INC.


                                    					By ------------------------
					                                    Name:
					                                    Title:



                                    					VIAND RESTAURANTS, INC.


                             				        By ------------------------
			                                    		Name:
					                                    Title:



                                    					NICOLLET 851 CORPORATION


                                    					By ------------------------
		                                    			Name:
				                                     Title:


[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                                    					DAKA, INC.


                                    					By ------------------------
				                                    	Name:
				                                     Title:



                                    					DAKA SCHOOL AND COLLEGE
                                         FOOD SERVICE,INC


                                    					By ------------------------
					                                    Name:
			                                    		Title:



                                    					DAKA EDUCATIONAL FOOD
                                         SERVICE, INC.


                                    					By ------------------------
				                                    	Name:
                                    					Title:



                                    					FDR 100, INC.


                                    					By ------------------------
		                                    			Name:
		                                    			Title:



                                    					CASUAL DINING VENTURES, INC.


                                    					By ------------------------
				                                    	Name:
					                                    Title:


[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                                    					ATLANTIC RESTAURANT VENTURES, INC.


                                    					By -------------------------
		                                    			Name:
				                                    	Title:

                                    					Address for Notices:
                               				     	One Corporate Place
                                         55 Ferncroft Road
                                         Danvers, Massachusetts 01923
                                    					Telecopier No.:(508) 774-1334


[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                                   					AGENT:

                            				        THE CHASE MANHATTAN BANK, N.A.


                                   					By ------------------------
				                                    Name:
			                                   		Title:



                                   					Address for Notices:
                                   					4 Chase Metrotech Center
                                   					13th Floor
	                                       Brooklyn, NY 11245
			                                   		Attention: New York Agency

                                   					with a copy to:

                                   					999 Broad Street
			                                   		Bridgeport, Conn. 06604
				                                   	Attention: Karim T. Assef



[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                                   					BANKS:

                                   					THE CHASE MANHATTAN BANK, N.A.


                                   					By ------------------------
				                                   	Name:
				                                   	Title:


                            				        Lending Office and Address
                                        for Notices:

                                   					535 Fifth Avenue
                                   					New York, New York 10017
		                                   			Attn: Gaspare Galante, Jr.
	                                   				Telecopier No.: (212) 557-0591

                                   					with a copy to:

                                   					999 Broad Street
                                       	Bridgeport, Conn. 06604
					                                   Attention: Karim T. Assef




[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                            				        BANKS:

                                   					THE CHASE MANHATTAN BANK OF
                                        CONNECTICUT, N.A.


                                   					By ------------------------
			                                   		Name:
					                                   Title:

                                   					Lending Office and
                                        Address for Notices:

                                   					999 Broad Street
                                        Bridgeport, Conn. 06604
			                                   		Attention: Karim T. Assef

[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                            				        BANKS:

                                   					SHAWMUT BANK, N.A.


                                   					By ------------------------
		                                   			Name:
	                                   				Title:

                                   					Lending Office and Address for
                                        Notices:

                                   					One Federal Street
				                                    Boston, MA 02211
				                                   	Attention: David Splaine



[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT

                                EXHIBIT A

                             PROMISSORY NOTE



[$____________]					Boston, Massachusetts
						April 1, 1994


For value received, DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of [THE CHASE MANHATTAN BANK, N.A.] [SHAWMUT BANK, N.A.] (the "Bank") at the principal office of The Chase Manhattan Bank, N.A., at 1 Chase Manhattan Plaza, New York, New York 10081 (the "Agent"), for the account of the appropriate Lending Office of the Bank, the principal sum of ($[___________]) or, if less, the amount loaned by the Bank to the Borrower pursuant to the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said principal office for the account of said Lending Office, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

The date and amount of each type of Loan made by the Bank to the Borrower under the Credit Agreement referred to below, and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof.

This is one of the Notes referred to in that certain Amended and Restated Credit Agreement dated as of April 29, 1994 (as amended as of December 30, 1994 and as may be further amended or supplemented from time to time, the "Credit Agreement") among the Borrower, each of the Subsidiaries of the Borrower which is a signatory thereto (collectively, the "Subsidiary Guarantors"), each of the banks which is a signatory thereto (including the Bank) and the Agent and evidences the Loans made by the Bank thereunder which shall, in the aggregate among all such Notes, not exceed $50,000,000. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.


[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

This Note is secured in accordance with, and entitled to the benefits of, the Security Documents.

All obligations evidenced by this Note are guarantied by the Subsidiary Guarantors pursuant to Article 11 of the Credit
Agreement.

This Note shall be governed by, and interpreted and construed in accordance with, the laws of the Commonwealth of Massachusetts.


                 		                        DAKA INTERNATIONAL, INC.

					                                      By ------------------------
				                                      	Name:
				                                      	Title:

Date 	  Amount of      Amount of         Balance       Notation
          Loan          Payment        Outstanding        By



[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                                 EXHIBIT B

                    [Letterhead of Counsel to the Obligors]


                             [Effective Date]


The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York, New York  10081

The Chase Manhattan Bank of Connecticut, N.A.
999 Broad Street
Bridgeport, Connecticut 06604

Shawmut Bank, N.A.
One Federal Street
Boston, Massachusetts 02211

Ladies and Gentlemen:

We have acted as counsel to DAKA International, Inc., a Delaware corporation (the "Borrower"), Fuddruckers, Inc., a Texas corporation, Daka, Inc., a Texas corporation, Daka School and College Food Service, Inc., a Massachusetts corporation, Daka Educational Food Service, Inc., a Massachusetts corporation, Nicollet 851 Corporation, an Illinois corporation, FDR 100, Inc., a California corporation, Viand Restaurants, Inc., a Texas corporation, Casual Dining Ventures, Inc., a Delaware corporation, Atlantic Restaurant Ventures, Inc., Virginia corporation, Fuddruckers, ARVI Fairfax, Inc., a Texas corporation, and ARIV Rockville, Inc., a Virginia corporation (collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors") in connection with the execution and delivery of that certain Second Amendment Agreement (the "Second Amendment Agreement") dated as of December 30, 1994 among the Borrower, the Subsidiary Guarantors, the Banks signatory thereto and The Chase Manhattan Bank, N.A., as Agent. Except as otherwise defined herein, all terms used herein and defined in the Amendment Agreement or any agreement delivered thereunder shall have the meanings assigned to them therein.

In connection with this opinion, we have examined executed copies of the Amended Facility Documents and such other documents, records, agreements and certificates as we have deemed appropriate. We have also reviewed such matters of law as we have considered relevant for the purpose of this opinion.

Based upon the foregoing, we are of the opinion that:

1. Each of the Obligors is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required and where such failure to qualify could reasonably be expected to have a Material Adverse Effect.

2. Obligors of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement and the filing of the trademark assignment contemplated by the Trademark Security Agreement), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Obligor; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Obligor is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Obligor; or (f) cause any Obligor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument if such default could reasonably be expected to have a Material Adverse Effect.

3. Each Amended Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

					Very truly yours,



[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

                              EXHIBIT C

                         ASSUMPTION AGREEMENT


ASSUMPTION AGREEMENT dated as of [__________] [__], 19[__], by
[_________], a [_________] corporation (the "New Subsidiary
Guarantor").


Under the terms of the Amended and Restated Credit Agreement dated as of April 29, 1994 (as amended as of December 30, 1994, the "Credit Agreement"), among DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"), each of the Subsidiaries of the Borrower which is a signatory thereto (individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"), each of the banks which is a signatory thereto (individually a "Bank" and collectively the "Banks") and THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), the New Subsidiary Guarantor is required to execute and deliver an assumption agreement in substantially the form of this Assumption Agreement and to become a joint and several "Subsidiary Guarantor" of the obligations of the Borrower from time to time outstanding thereunder and under the other Facility Documents. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

The New Subsidiary Guarantor hereby acknowledges and confirms that it has received a copy of the Credit Agreement, the Security Agreement, the Pledge Agreement, the Trademark Security Agreement, the form of Mortgage Agreement and the form of Leasehold Mortgage Agreement and hereby acknowledges and confirms, as being applicable to it, the recitals set forth in the Facility Documents, and in particular that it expects to derive benefit, direct or indirect, from the credit heretofore and hereafter outstanding to the Borrower under the Credit Agreement.

NOW, THEREFORE:

(a)	The New Subsidiary Guarantor agrees with the Banks and the
Agent that, by its execution and delivery of this Assumption Agreement, the New Subsidiary Guarantor unconditionally and irrevocably (irrespective, without limitation, of notice to, acceptance of or reliance upon this Assumption Agreement by any party hereto) accepts, adheres to, and becomes party to and bound as a joint and several "Subsidiary Guarantor" under the Credit Agreement, as fully as if the New Subsidiary Guarantor had been a signatory to the Credit Agreement, as a "Subsidiary Guarantor" thereunder, when the Credit Agreement was executed and delivered by the Subsidiary Guarantors ab initio party thereto and the Borrower, the Banks and the Agent. In confirmation (but without limitation) of the foregoing, the New Subsidiary Guarantor (i) jointly and severally hereby unconditionally guarantees the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all Guaranteed Obligations from time to time outstanding and all other amounts owing to the Banks and the Agent under the Facility Documents, and (ii) hereby makes each representation and warranty contained in the Credit Agreement applicable to a Subsidiary Guarantor, mutatis mutandis, as of the date hereof.

(b)	The New Subsidiary Guarantor agrees with the Banks and the
Agent that, by its execution and delivery of this Assumption Agreement, the New Subsidiary Guarantor unconditionally and irrevocably (irrespective, without limitation, of notice to, acceptance of or reliance upon this Assumption Agreement by any party hereto) accepts, adheres to, and becomes party to and bound as an "Obligor" as defined in and under the Security Agreement as fully as if the New Subsidiary Guarantor had been a signatory to such Security Agreement as an "Obligor", when the Security Agreement was executed and delivered by the Obligors ab initio party thereto and the Agent. In confirmation (but without limitations) of the foregoing, the New Subsidiary Guarantor (i) unconditionally grants, bargains, conveys, assigns, transfers, mortgages, hypothecates, pledges, confirms and grants a continuing security interest to the Agent in and to the Collateral (as so defined in the Security Agreement) and
(ii) hereby makes each representation and warranty contained in the Security Agreement, mutatis mutandis, as of the date hereof.

(c)	This Assumption Agreement shall be governed by, and
construed in accordance with, the law of the State of Massachusetts. The New Subsidiary Guarantor hereby irrevocably submits to the jurisdiction of any Massachusetts state or United States federal court sitting in Suffolk County over any action or proceeding arising out of or relating to this Agreement, and the New Subsidiary Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Massachusetts state or federal court. The New Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.



[SIGNATURE PAGE TO THE FIRST AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed as of the date first written above.


                                        					[_______________]


                                        					By: -----------------------
					                                        Name:
				                                        	Title:


                                        					Address for Notice:


                                       					[_________________________]
				                                        [_________________________]


                                       					Telecopier No.: [__________]